UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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MECHANICAL TECHNOLOGY, INCORPORATED
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MECHANICAL TECHNOLOGY, INCORPORATED
325 WASHINGTON AVENUE EXTENSION
ALBANY, NEW YORK 12205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Mechanical Technology, Incorporated:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the "Annual Meeting") of Mechanical Technology, Incorporated, a Nevada corporation (the "Company"), will be held on Wednesday, June 9, 2021, at 10:00 a.m. The Annual Meeting will be held completely virtually. You will be able to participate in the Annual Meeting as well as vote and submit your questions and examine our stockholder list during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MKTY2021 and entering the 16-digit control number included on your proxy card (the "Proxy Card"). At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.    To elect two directors to serve for a three-year term ending at the Company's annual meeting of stockholders to be held in 2024 and until each such director's successor is duly elected and qualified.

2.    To ratify the appointment of UHY LLP as the Company's registered independent public accounting firm for fiscal year 2021.

3.    To approve an amendment to the Company's Articles of Incorporation to increase the maximum number of directors constituting the entire Board of Directors of the Company from nine to 10.

4.    To approve a non-binding advisory proposal to approve the compensation paid to the Company's named executive officers.

5.    To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation.

6.    To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 14, 2021 as the record date for determining stockholders entitled to notice of, and entitled to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors recommends that you vote in favor of the proposal for the election of the nominees as directors of the Company, the ratification of UHY LLP as our independent registered public accounting firm, the amendment to the Company's Articles of Incorporation, and the non-binding advisory proposal on executive compensation, and vote for the holding of advisory votes on executive officer compensation every year.

By Order of the Board of Directors,
/s/ Jessica L. Thomas
Jessica L. Thomas
Chief Financial Officer and Secretary

Albany, New York
May 18, 2021

It is important that your shares are represented and voted at the Annual Meeting. Whether or not you intend to be present (virtually) at the meeting, please vote your shares according to the instructions on the accompanying Proxy Card. The proxy is revocable and will not be used if you attend and vote at the Annual Meeting and vote "in person" at the meeting or otherwise provide notice of your revocation.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 9, 2021: The proxy statement and annual report to stockholders are available at:

www.proxyvote.com

MECHANICAL TECHNOLOGY, INCORPORATED
325 WASHINGTON AVENUE EXTENSION
ALBANY, NEW YORK 12205

PROXY STATEMENT

This proxy statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Mechanical Technology, Incorporated, a Nevada corporation (referred to in this Proxy Statement as the "Company," "we," "us," or "MTI"), to be voted at the 2021 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, June 9, 2020 at 10:00 a.m., local time. This Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about May 18, 2021.

Record Date and Voting Securities

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 25, 2021 in connection with the solicitation of proxies for the Annual Meeting. The Board has fixed the close of business on April 14, 2021 as the date of record (the "Record Date") for the determination of stockholders entitled to notice of, and entitled to vote at, the Annual Meeting. Only holders of record of our common stock, par value $0.001 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 9,889,762 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held as of the Record Date with respect to each matter submitted to the stockholders at the Annual Meeting.

Proxies; Voting of Proxies

The Board is soliciting proxies for use at the Annual Meeting, and such proxy will not be voted at any other meeting. Michael Toporek is the person selected by the Board to serve as proxy with respect to the Annual Meeting. Mr. Toporek is the Chief Executive Officer of the Company.

Your vote is important. If you are a stockholder of record, whether or not you plan to attend the Annual Meeting via the live webcast, we urge you to submit your proxy to ensure that your vote is counted. You may still view the live webcast of the Annual Meeting and vote in person even if you have already voted by proxy. You may vote in one of the following ways:

  Vote electronically at the Annual Meeting by attending the live webcast at www.virtualshareholdermeeting.com/MKTY2021 and follow the instructions on how to vote electronically.

  Vote online by going to www.proxyvote.com and follow the instructions provided.

  Vote by phone by calling 1-800-690-6903 and follow the recorded instructions.

  Vote by mail by voting, signing, and timely mailing your proxy card.

The shares represented by each proxy will be voted in accordance with the directions specified thereby. If you return a properly executed proxy card but do not fill out the voting instructions on the proxy card or if you indicate when voting on the Internet or over the telephone that you wish to vote as recommended by the Board, the shares represented by your proxy, assuming it is not properly revoked pursuant to the instructions below, will be voted by the person named as proxy in accordance with the recommendations of the Board contained in this Proxy Statement.

The Board knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the person named as proxy will have discretionary authority to vote the shares represented by any properly provided proxy in accordance with his own judgment.

Revocation of Proxies

Each stockholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. A proxy may be revoked, prior to its exercise, by (i) executing and delivering a later-dated proxy via the Internet, via telephone, or by mail; (ii) delivering written notice of revocations of the proxy to our Secretary prior to the Annual Meeting; or (iii) logging on to the live webcast of the Annual Meeting and voting as directed at the Annual Meeting. Please note that a stockholder's attendance at the live webcast of the Annual Meeting will not, by itself, revoke such stockholder's proxy.

Subject to the terms and conditions set forth herein, all proxies received by us will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless at or prior to the Annual Meeting we receive a written notice of revocation signed by the person who, as of the Record Date, was the registered holder of such shares. The notice of revocation must indicate the certificate number(s) and number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

If your shares are held in "street name," as discussed below under the heading "Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee," you must contact your broker, bank, or other nominee to revoke any prior voting instructions.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee

Many shares of Common Stock are held in "street name," meaning that a depository, broker-dealer, or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. If your shares of Common Stock are held in street name as of the Record Date, you should receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Annual meeting; alternatively, you can use the voting information form provided by Broadridge to instruct your record owner on how to vote your shares. Generally, a street name holder that is a broker must receive direction from the beneficial owner of the shares to vote on issues other than certain limited routine, uncontested matters, such as the ratification of auditors. In the case of non-routine or contested items, the brokerage institution holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder thereof. A broker "non-vote" occurs when a proxy is received from a broker but the shares represented by such proxy are not voted on a particular matter because the broker has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker does not have discretionary power to vote the shares.

If your shares are held of record by a person or institution other than a broker, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Annual Meeting in the absence of instructions from you will depend on your individual arrangement with that nominee record holder, in particular, whether you have granted such record holder discretionary authority to vote your shares. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Annual Meeting in the absence of specific voting instructions from you.

If, as of the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other nominee, then you are the beneficial owner of shares held in "street name" and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record. As a beneficial owner, you may direct your broker, bank, or nominee how to vote the shares in your account or "vote" (provide instructions) online at the Annual Meeting using the 16-digit control number included on your voting instruction form or otherwise provided by the organization that is the record holder of your shares.

Quorum and Method of Tabulation

The presence, in person or by proxy, of holders of 33 1/3% of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors of MTI, as set forth in Proposal No. 1. In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected.

Assuming a quorum is present, Proposal 2 (ratification of the registered independent public accounting firm) and Proposal 4 (non-binding advisory vote on executive compensation) will be approved by our stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

Assuming a quorum is present, Proposal 3 (amendment to the Articles of Incorporation to increase the maximum number of directors constituting the entire Board of Directors of the Company from nine to 10) will be approved if stockholders holding at least a majority of the outstanding shares of Common Stock as of the Record Date approve the proposal.

With respect to Proposal 5, the frequency (one year, two years, or three years) that receives the highest number of votes cast by our stockholders will be deemed the frequency preferred by the stockholders. When voting or providing their proxy, stockholders will have the opportunity to choose among four options (holding the vote on executive compensation every one, two, or three years, or abstaining) and, therefore, stockholders will not be voting for or against this proposal.

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not cast for purposes of determining the vote on any matter submitted to stockholders. As abstentions are not included in calculating votes cast with respect to any proposal, abstentions will have no effect on the outcome of the election of directors or any other proposal submitted to stockholders at the Annual Meeting.

If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as shares that are present and entitled to vote for purposes of determining quorum, but as not cast for purposes of determining the vote on such matter submitted to the stockholders for a vote. As a result, broker non-votes will have no effect on the outcome of the election of directors or on Proposals 2, 3, 4, or 5.

Format of and Admission to the Annual Meeting

This year, primarily in light of the continued public health impact of the COVID-19 pandemic, we will hold the Annual Meeting in a virtual-only format, which will be conducted over the internet via live webcast. In addition, we may continue to hold our annual meetings using a virtual-only format in future years, even after the pandemic, as we believe that a virtual format is more environmentally-friendly, allows greater stockholder participation, and decreases the costs of holding the annual meeting. We intend to hold our virtual annual meetings in a manner that affords stockholders the same general rights and opportunities to participate, to the greatest extent possible, as they would have at an in-person meeting.

The Annual Meeting will be held live via the Internet on Wednesday, June 9, 2021 at 10:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/MKTY2021. You will not be able to attend the meeting in person. Participation in and attendance at the Annual Meeting is limited to our stockholders of record as of the close of business on April 14, 2021, and other persons holding valid proxies for the Annual Meeting. Online access will begin at 9:45 a.m. Eastern Time, on June 9, 2021, and we encourage you to access the Annual Meeting prior to the start time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MKTY2021, you must enter the 16-digit control number included on your proxy card or, for beneficial owners of shares held in "street name" as discussed above the heading "Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee," on your voter information form. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/MKTY2021.

Stockholders will be able to submit questions via the online platform during a portion of the Annual Meeting. You may submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/MKTY2021 , typing a question into the "Ask a Question" field, and clicking "submit." Only questions that are pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to the Annual Meeting will not be answered. If we receive substantially similar questions, we will group them together to avoid repetition. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, we will post answers to a representative set of such questions at https://www.mechtech.com/investors/. The questions and answers will be available as soon as practicable after the Annual Meeting.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or annual report to stockholders may have been sent to multiple stockholders who share an address unless we have received instructions to the contrary. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to: Mechanical Technology, Incorporated, ATTN: Investor Relations Department, 325 Washington Avenue Extension, Albany, New York 12205; by e-mail: contact@mechtech.com; or by telephone: (518) 218-2550. Any stockholder who would like to receive separate copies of our annual proxy statement and/or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household in the future, should contact their bank, broker, or other nominee record holder, or us directly at the address, e-mail address or phone number listed above.

Proxy Solicitation Expense

We do not anticipate engaging a paid proxy solicitor to assist with the solicitation of proxies for the Annual Meeting. Our directors, officers, and employees, without receiving any additional compensation, may solicit proxies personally or by telephone, facsimile, or email. The Company will pay all costs and expenses incurred in the solicitation of proxies for the Annual Meeting. We will also reimburse banks, brokers, and other nominees for reasonable expenses incurred in forwarding proxy materials to their customers or principals who are the beneficial owners of shares of Common Stock held in street name.

PROPOSAL No. 1

ELECTION OF DIRECTORS

We currently have eight directors on the Board. At the Annual Meeting, two directors are to be elected to hold office until the expiration of their term and until a qualified successor shall be elected and qualified. The directors serve staggered three-year terms.

Listed below are the directors nominated for election at the Annual Meeting.

Name	Position with the Company	Age	Director Since	Term Expiring
Edward R. Hirshfield	Director	49	2016	2024

William P. Phelan	Director	64	2004	2024

The Board has nominated Edward R. Hirshfield and William P. Phelan to each serve a three-year term, expiring at the 2024 annual meeting of stockholders. Edward R. Hirshfield and William P. Phelan are each completing their final year of their three-year term, expiring at the Annual Meeting.

All of our directors bring to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations. The process undertaken by the Governance and Nominating Committee in recommending qualified director candidates is described below under "Board of Directors Meetings and Committees - Governance and Nominating Committee." Certain individual qualifications and skills of our directors that contribute to the Board's effectiveness as a whole are described under "Information about Our Directors."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE  NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY.

Information about Our Directors

Set forth below is certain information regarding the directors of the Company, including the nominees for election at the Annual Meeting.

Name	Age	Director Since
Nominees for a Term Expiring in 2024
Edward R. Hirshfield (4) (8)	49	2016
William P. Phelan (3) (4) (7)	64	2004

Terms Expiring in 2022
Matthew E. Lipman (2) (7)	42	2016
Alykhan Madhavji (5)	30	2021
David C. Michaels (2) (4)	65	2013

Terms Expiring in 2023
William Hazelip (3) (8)	42	2021
Thomas J. Marusak (1) (6)	70	2004
Michael Toporek	56	2016

(1) Member of the Compensation Committee during 2020.
(2) Member of the Compensation Committee during 2020 and through March 9, 2021.
(3) Member of the Compensation Committee effective March 9, 2021.
(4) Member of the Audit Committee during 2020.
(5) Member of the Audit Committee effective March 9, 2021.
(6) Member of the Governance and Nominating Committee during 2020.
(7) Member of the Governance and Nominating Committee during 2020 and through March 9, 2021.
(8) Member of the Governance and Nominating Committee effective March 9, 2021.

The Board has determined that Messrs. Hazelip, Hirshfield, Madhavji, Marusak, Michaels, and Phelan are "independent directors," as defined by the rules and listing standards of The Nasdaq Stock Market LLC. In making this determination, the Board considered the transactions and relationships disclosed under "Certain Relationships and Related Transactions" below.

Edward R. Hirshfield has served as a member of the Company's Board of Directors (the "Board") since October 2016. He has also served as a Director of our subsidiary, MTI Instruments, Inc., since October 2016 and of our subsidiary, EcoChain, Inc. ("EcoChain"), since its incorporation in January 2020. Since 2018, Mr. Hirshfield has served as Managing Director in the restructuring group at B. Riley FBR, Inc., a leading financial services provider, where he advises stressed and distressed companies and their constituencies. From 2015 until 2018, Mr. Hirshfield served as a partner at Steppingstone Group, LLC, a special situations private equity fund located in New York. Mr. Hirshfield's responsibilities in this role included business development activities, conducting extensive credit analysis on target companies, as well as portfolio management. Mr. Hirshfield began his career as a loan officer at CIT Group Inc. and then became a restructuring advisor at a boutique investment bank, CDG Group. In 2003, Mr. Hirshfield moved over to the buy side and joined Longacre Fund Management, LLC, a $2.5 billion distressed debt fund. Mr. Hirshfield continued as a distressed investor at Del Mar Asset Management, LP, Ramius LLC, and most recently CRG, LLC from 2012 through 2014. At CRG, LLC, Mr. Hirshfield was responsible for identifying and managing investments in distressed situations and conducting extensive research on potential investments. Mr. Hirshfield has a B.S. in Applied Mathematics from Union College and an M.B.A. from Fordham University Graduate School of Business. Mr. Hirshfield brings over 20 years of experience understanding and analyzing public and private companies. He has an expertise in providing operational and investment recommendations as well as providing extensive valuation and credit analysis, which the Board believes qualifies him to serve as a director.

William P. Phelan has served as a member of the Board since December 2004. He also served as interim Chief Executive Officer and President of EcoChain from March 2020 to November 2020, and as interim Vice President of EcoChain from November 2020 to March 2021. Mr. Phelan is the co-founder and Chief Executive Officer of Bright Hub, Inc., a software company founded in 2005 that focuses on the development of online software for commerce. In May 1999, Mr. Phelan founded OneMade, Inc., an electronic commerce marketplace technology systems and tools provider. Mr. Phelan served as Chief Executive Officer of OneMade, Inc. from May 1999 to May 2004, including for a year after it was sold to, and remained a subsidiary of, America Online. Mr. Phelan serves on the Board of Trustees and is a Finance Committee member and an Investment Committee Chair for Capital District Physician's Health Plan, Inc. Mr. Phelan also serves on the Board of Trustees and Chairman of the Audit Committee of the Paradigm Mutual Fund Family. He has also held numerous executive positions at Fleet Equity Partners, Cowen & Company, First Albany Corporation, and UHY Advisors, Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance from Siena College and an M.S. in Taxation from City College of New York, and is a Certified Public Accountant. Mr. Phelan contributes leadership, capital markets experience, and strategic insight as well as innovation in technology to the Board, which the Board believes qualifies him to serve as a director.

Matthew E. Lipman has served as a member of the Board since October 2016. Since 2004, Mr. Lipman has served as Managing Director of Brookstone Partners, a lower middle market private equity firm based in New York and an affiliate of Brookstone Partners Acquisition XXIV, LLC ("Brookstone XXIV"). Mr. Lipman's responsibilities at Brookstone Partners include identifying and evaluating investment opportunities, performing transaction due diligence, managing the capital structure of portfolio companies, and working with management teams to implement operational and growth strategies. In addition, Mr. Lipman is responsible for executing add-on acquisitions and other portfolio company-related strategic projects. From July 2001 through June 2004, Mr. Lipman was an analyst in the mergers and acquisitions group at UBS Financial Services Inc., responsible for formulating and executing on complex merger, acquisition, and financing strategies for Fortune 500 companies in the industrial, consumer products, and healthcare sectors. Mr. Lipman currently serves on the Board of Directors of Instone, LLC, Denison Pharmaceuticals, LLC, Virginia Abrasives Corporation, and Capstone Therapeutics Corp. Mr. Lipman has a B.S. in Business Administration from Babson College. Mr. Lipman brings over 18 years of experience working with companies to establish growth strategies and execute acquisitions, is proficient in reading and understanding financial statements, generally accepted accounting principles, and internal controls as a direct result of his investment experience evaluating companies for potential investments and the management of financial reporting and capital structure for three portfolio companies, as well as relevant experience in serving on other boards of directors, which the Board believes qualifies him to serve as a director. As part of our sale of 3,750,000 shares of our common stock, par value $0.001 per share ("Common Stock"), to Brookstone XXIV in October 2016, Brookstone XXIV has two designated directors that sit on the Board; Mr. Lipman is one such director.

Alykhan Madhavji was appointed to the Board on February 24, 2021. Mr. Madhavji has served as Managing Partner of Blockchain Founders Fund, a seed and early-stage investment fund that focuses on adding value to emerging technology and blockchain projects with real-world applications, since 2018. Prior to that, Mr. Madhavji served as a Senior Associate at PwC in its assurance and consulting division from 2012 through 2015. He has also served as a member of the Board of Directors of CryptoStar Corp., a Canadian publicly-listed cryptocurrency producer, since August 2020. Mr. Madhavji has served on various advisory boards including the University of Toronto's Governing Council, which manages a $2.5 billion budget. Mr. Madhavji consults leading organizations, including the United Nations (the "UN"), on emerging technologies including Blockchain and how technology can help these organizations to achieve the UN's Sustainable Development Goals.  Mr. Madhavji is a Limited Partner at Loyal VC, a global venture capital fund focusing on early-stage investing, and Draper Goren Holm, a Fintech Venture Studio focused on investing in early-stage blockchain startups, a Senior Blockchain Fellow at INSEAD, a non-profit, private university in France, in which he supports the institution on being at the forefront of global digital transformation, and is recognized as a "Blockchain 100" Global Leader by Lattice80. He is an internationally acclaimed author, having published three books, and a frequent columnist for leading blockchain publications. He holds a Bachelor of Commerce from the University of Toronto, a Master of Business Administration from INSEAD, earned in 2017, and a Master of Global Affairs, as a Schwarzman Scholar, from Tsinghua University, earned in 2018. Mr. Madhavji has deep expertise in emerging technologies and blockchain start-ups which the Board believes, particularly in light of the Company's entry into the cryptocurrency mining sector in 2020, qualifies him to serve as a director.

David C. Michaels has served as our Chairman of the Board since January 2017 and as a member of the Board since August 2013. Mr. Michaels served as the Chief Financial Officer of the American Institute for Economic Research, Inc., an internationally-recognized economics research and education organization, from October 2008 until his retirement in May 2018. Prior to that, Mr. Michaels served as Chief Financial Officer at Starfire Systems, Inc. from December 2006 to September 2008. Mr. Michaels worked at Albany International Corp. from March 1987 to December 2006 as Vice President, Treasury and Tax, and Chief Risk Officer. Mr. Michaels also worked at Veeco Instruments from May 1979 to March 1987 in various roles including Controller and Tax Manager. Mr. Michaels is a member of the Board of Directors and Chair of the Audit Committee of Iverson Genetic Diagnostics, Inc. Mr. Michaels also serves as a member of the Board of Governors and Treasurer of the Country Club of Troy. Mr. Michaels has a Bachelor of Science degree with dual majors in Accounting and Finance and a minor in Economics from the University at Albany and completed graduate-level coursework at the C.W. Post campus of Long Island University. Mr. Michaels also completed the Leadership Institute Program at the Lally School of Management & Technology at Rensselaer Polytechnic Institute. Mr. Michaels contributes more than 30 years of international financial and operating experience in a wide variety of roles in both public and private organizations to the Board, which the Board believes qualifies him to serve as a director.

William Hazelip was appointed to the Board on February 23, 2021. Since 2015, he has served as Vice President of National Grid PLC, a multinational electricity and gas utility company headquartered in London, England. He has also served as National Grid PLC's President, Global Transmission (US) since 2017 and President of Strategic Growth for National Grid Ventures since August 2019, developing new business opportunities in electric transmission, energy storage, and renewable energy. Prior to joining National Grid, PLC, he was the Managing Director, Business Development at Duke Energy Corporation and the President of Path 15 Transmission, an independent electric transmission company in California, where he led the acquisition for Duke Energy Corporation. Mr. Hazelip also has extensive experience serving on the board of directors of companies. He currently serves as member of the board of directors of Millennium Pipeline Corporation, a multi-billion dollar natural gas pipeline company, the Vice-Chairman of the board of directors of New York Transco, a growing electric transmission company, and a board of directors representative of Clean Energy Generation, a renewable energy and battery energy storage joint venture with NextEra Energy Resources. Mr. Hazelip began his career as an Area Director for CWL Investments, LLC, a Michigan investor group that owns and operates restaurant franchises including Jimmy John's Gourmet Sandwich Shops. Mr. Hazelip earned a Bachelor of Arts from Emory University, Atlanta, GA, and an International Master of Business Administration (IMBA) from the Darla Moore School of Business at the University of South Carolina. Mr. Hazelip is an accomplished leader in the energy industry, with deep experience in utility project development, financing, regulation, and operations, which the Board believes, particularly in light of the Company's involvement with the renewable energy sector as it relates to their cryptocurrency mining subsidiary, qualifies him to serve as a director.

Thomas J. Marusak has served as a member of the Board since December 2004. Additionally, Mr. Marusak has served as a member of the Boards of Directors of our subsidiaries MTI Instruments since April 2011 and EcoChain since January 2020. Since 1986, Mr. Marusak has served as President of Comfortex Corporation, a manufacturer of window blinds and specialty shades. Mr. Marusak was a member of the Advisory Board of Directors for Key Bank of New York from 1996 through 2004 and served on the Board of Directors of the New York Energy Research and Development Authority from 1998 through 2006. In 2019, Mr. Marusak retired from the Board of Directors of the Capital District Physician's Health Plan, Inc., in Albany, where he had served for the prior eight years and had participated as a member of the board's Finance, Compensation, Audit, Investment, and Executive Committees. Additionally, Mr. Marusak has served as a Board member for the following entities in the course of his professional career: Center for Economic Growth (past Chair), Dynabil Corp. (Advisory Board), and the Albany Chamber of Commerce (Executive Board). Mr. Marusak received a B.S. in Engineering from Pennsylvania State University and an M.S. in Engineering from Stanford University. Mr. Marusak brings technical development, manufacturing experience, product development and introduction, financial accounting, and human resources expertise to the Board, as well as relevant experience in committee and board service, which the Board believes qualifies him to serve as a director.

Michael Toporek was named our Chief Executive Officer on November 2, 2020 and has served as a member of the Board since October 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners, a lower middle market private equity firm based in New York and an affiliate of Brookstone XXIV. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Bank's Investment Banking Group, later joining Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen and Company. Mr. Toporek currently serves on the Board of Trustees of Harlem Academy and on the Board of Directors of Capstone Therapeutics Corp. Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago in Finance/Accounting. Mr. Toporek brings strategic and financial expertise to the Board as a result of his experience with Brookstone Partners, which the Board believes qualifies him to serve as a director. As part of our sale of 3,750,000 shares of Common Stock to Brookstone XXIV in October 2016, Brookstone XXIV has two designated directors that sit on the Board; Mr. Toporek is one such director.

There are no family relationships among any of our directors or executive officers.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board held 12 meetings during 2020. All directors attended at least 90% of all meetings of the Board and any Committee of which they were a member during 2020. The Board has no formal policy regarding attendance at our annual meeting of stockholders; directors are, however, encouraged, but not required, to attend any meetings of our stockholders. All directors, at the time of the meeting, virtually attended the 2020 annual meeting of stockholders.

The Board has an Audit Committee, a Governance and Nominating Committee, and a Compensation Committee.

Audit Committee

The Audit Committee consists of Mr. Michaels (Chairman), Mr. Phelan, Mr. Hirshfield, and Mr. Madhavji (effective March 9, 2021). The Board has determined that each member of the Audit Committee is independent, as defined under the applicable rules and listing standards of Nasdaq Stock Market LLC and SEC rules and regulations.  In addition, the Board has determined that Mr. Michaels qualifies as an "audit committee financial expert" as defined in the rules and regulations of the SEC. Mr. Michael's designation by the Board as an "audit committee financial expert" is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations, or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The Audit Committee met five times during 2020. The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee, which was adopted by the Board and is published on our website at https://www.mechtech.com/governance-documents/. The Committee, among other matters, is responsible for the annual appointment of, and for compensating, retaining, overseeing and, where appropriate, replacing, the independent registered public accounting firm as MTI's auditors, reviews the arrangements for and the results of the auditors' examination of our books and records, and assists the Board in its oversight of the reliability and integrity of the Company's accounting policies, financial statements and financial reporting, and disclosure practices, including its system of internal controls, and the establishment and maintenance of processes to assure compliance with all relevant laws, regulations, and company policies. The Audit Committee also reviews the adequacy of charter of the Audit Committee and recommends changes to the Board that it considers necessary or appropriate.

Governance and Nominating Committee

The Board has adopted a Governance and Nominating Committee charter, which is published on our website at https://www.mechtech.com/governance-documents/. The Governance and Nominating Committee consists of Mr. Hirshfield (Chairman effective March 9, 2021), Mr. Marusak, and Mr. Hazelip (effective March 9, 2021). The Board has determined that each member of the Governance and Nominating Committee is independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market LLC.

The Governance and Nominating Committee met one time during 2020. The role of the Governance and Nominating Committee is to assist the Board by: 1) reviewing, identifying, evaluating, and recommending the nomination of Board members; 2) selecting and recommending director candidates to the Board; 3) developing and recommending governance policies of the Company to the Board; 4) addressing governance matters; 5) making recommendations to the Board regarding Board size, composition, and criteria; 6) making recommendations to the Board regarding existing Committees and report on the performance and effectiveness of the Committees to the Board; 7) periodically evaluating the performance of the Board; and 8) assisting the Board with other assigned tasks as needed.

In appraising potential director candidates, the Governance and Nominating Committee focuses on desired characteristics and qualifications of candidates, and although there are no stated minimum requirements or qualifications, preferred characteristics include business savvy and experience, concern for the best interests of our stockholders, proven success in the application of skills relating to our areas of business activities, adequate availability to participate actively in the Board's affairs, high levels of integrity, and sensitivity to current business and corporate governance trends and legal requirements, and that candidates, when warranted, meet applicable director independence standards. The Governance and Nominating Committee has adopted a formal policy for the consideration of director candidates recommended by stockholders. Individuals recommended by stockholders are evaluated in the same manner as other potential candidates. A stockholder wishing to submit such a recommendation should forward it in writing to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope should include a clear notation that the enclosure is a "Director Nominee Recommendation." The recommending party should be identified as a stockholder and should provide a brief summary of the recommended candidate's qualifications, taking into account the desired characteristics and qualifications considered for potential Board members mentioned above.

Compensation Committee

The Board has adopted a Compensation Committee charter, which is published on our website at https://www.mechtech.com/governance-documents/. The Compensation Committee consists of Mr. Marusak (Chairman effective March 9, 2021), Mr. Phelan (effective March 9, 2021), and Mr. Hazelip (effective March 9, 2021). The Board has determined that each member of the Compensation Committee is independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market LLC.

The Compensation Committee met twice during 2020. The Compensation Committee is charged with ensuring that the Company's compensation programs are aligned with Company goals and are adequately designed to attract, motivate, and retain executives and key employees. The role of the Compensation Committee is to assist the Board by: 1) regarding the overall compensation programs, philosophy, and practices of the Company, particularly as it relates to its executive officers, key employees, and directors; 2) reviewing and evaluating Company objectives and goals regarding our Chief Executive Officer's compensation; 3) determining the compensation program for members of the Board; 4) developing and overseeing the Chief Executive Officer's process for evaluating the performance objectives and compensation of executive officers; 5) administering the Company's equity compensation plans; 6) determining succession planning and management development for the Chief Executive Officer and other executive officers; and 7) assisting the Board with other assigned tasks as needed.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and, to the extent not expressly reserved to the Compensation Committee by the Board or by applicable law, rule, or regulation, to any other committee of directors appointed by it.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant, outside counsel, or other advisers as it deems appropriate to perform its duties and responsibilities, including the authority to approve the fees payable to such counsel or advisers and any other terms of retention. The Compensation Committee did not engage any such consultants, counsel, or advisers during 2020.

The Compensation Committee administers our executive compensation programs. This Committee is responsible for establishing the policies that govern base salaries, as well as short- and long-term incentives, for executives and senior management. The Committee considers recommendations made by our Chief Executive Officer and certain other executives when reaching its compensation decisions, including with respect to executive and director compensation. The Committee has approval authority regarding the compensation of the Company's Chief Executive Officer, as well as the Company's other executive officers after the review of the Chief Executive Officer's recommendation and the results of such officer's performance review.

The Board's Role in Risk Oversight

The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

  The Audit Committee has primary responsibility for overseeing the integrity of the Company's financial reporting risk by reviewing: (i) the Company's disclosure controls and procedures; (ii) any significant deficiencies in the design or operation of internal controls; (iii) any fraud material or otherwise; (iv) the use of judgments in management's preparation of the financial statements; and (v) through consultation with Company's independent registered public accounting firm on the above items. The Board is kept abreast of the Committee's risk oversight and other activities via reports of the Committee Chairman to the full Board.

  The Compensation Committee oversees the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Board is kept abreast of the Committee's risk oversight and other activities via reports of the Committee Chairman to the full Board.

  The Board considers specific risk topics, including risks associated with our strategic plan, our capital structure, and our development activities. In addition, the Board receives detailed regular reports from the heads of our principal business and corporate functions that include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at Board meetings. Further, the Board is routinely informed of developments at the Company that could affect our risk profile or other aspects of our business.

We do not believe that the Board's role in risk oversight has any impact on its leadership structure, as discussed below.

Executive Sessions of Directors

Executive sessions, or meetings of outside (non-management) directors without management present, are held periodically throughout the year. At these executive sessions, the outside directors review, among other things, the criteria upon which the performance of the Chief Executive Officer and other executive officers is based, the performance of the Chief Executive Officer against such criteria, and the compensation of the Chief Executive Officer and other executive officers. Meetings are held from time to time with the Chief Executive Officer to discuss relevant subjects.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant.

David C. Michaels has served as our Chairman of the Board since January 16, 2017 and lead independent director since June 8, 2016, although as long as he remains Chairman of the Board he is not fulfilling any separate duties as lead independent director. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow.  Frederick W. Jones was our Chief Executive Officer through September 11, 2020 and now Michael Toporek serves as the Chief Executive Officer since his appointment on October 28, 2020. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities also provides a balanced approach to managing the Board and overseeing the Company.

In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of directors who are highly qualified and experienced, six of whom are independent directors, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Board's three permanent committees - the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee, are comprised solely of independent directors.

Board Membership

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Governance and Nominating Committee reviews the size and composition of the Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. The goal of the Governance and Nominating Committee, and the Board as a whole, is to achieve a Board that, as a whole, provides effective oversight of the management and business of the Company, through the appropriate diversity of experience, expertise, skills, specialized knowledge, and other qualifications and attributes of the individual directors. Important criteria for Board membership include the following:

  Members of the Board should be individuals of high integrity and independence, substantial accomplishments, and have prior or current associations with institutions noted for their excellence.
  Members of the Board should have demonstrated leadership ability, with broad experience, diverse perspectives, and the ability to exercise sound business judgment.
  The background and experience of members of the Board should be in areas important to the operations of the Company such as business, education, finance, government, law, science, blockchain, energy, and cryptocurrency.
  The composition of the Board should reflect the benefits of diversity as to gender, ethnic background, and experience.

The satisfaction of these criteria is implemented and assessed through ongoing consideration of directors and nominees by the Governance and Nominating Committee and the Board. Based upon these activities and its review of the current composition of the Board, the Committee and the Board believe that most of these criteria have been satisfied, and is actively pursuing the addition of at least one additional director that would help the Board in meeting the diversity goals noted above.

In addition, in accordance with the Governance and Nominating Committee Charter, the Committee considers the number of boards of directors of other public companies on which a candidate serves. Moreover, directors are expected to act ethically at all times and adhere to the Company's Code of Conduct and Ethics.

The Governance and Nominating Committee and the Board believe that each of the nominees for election at the Annual Meeting brings a strong and unique set of attributes, experiences, and skills and provides the Board as a whole with an optimal balance of experience, leadership, competencies, qualifications, and skills in areas of importance to the Company. Under "Proposal 1-Election of Directors" above, we provide an overview of the nominees' principal occupation, business experience, and other directorships, together with the key attributes, experience, and skills viewed as particularly meaningful in providing value to the Board, the Company, and our stockholders.

REPORT OF THE AUDIT COMMITTEE

In accordance with the Committee's charter, as published on the Company's website at https://www.mechtech.com/governance-documents/, management has the primary responsibility for the Company's financial statements and the financial reporting process, including maintaining an adequate system of internal control over financial reporting. MTI's independent registered public accounting firm reports directly to the Audit Committee and is responsible for performing an independent audit of MTI's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee, among other matters, is responsible for appointing MTI's independent registered public accounting firm, evaluating such independent registered public accounting firm's qualifications, independence, and performance, determining the compensation for such independent registered public accounting firm, and pre-approval of all audit and non-audit services provided to the Company. Additionally, the Audit Committee is responsible for oversight of MTI's accounting and financial reporting processes and audits of MTI's financial statements, including the work of the independent registered public accounting firm. The Audit Committee reports to the Board with regard to:

  the scope of the annual audit;

  fees to be paid to the independent registered public accounting firm:

  the performance of the independent registered public accounting firm;

  compliance with accounting and financial policies and financial statement presentation; and

  the procedures and policies relative to the adequacy of internal accounting controls.

The Audit Committee reviewed and discussed with Company management and Wojeski & Company CPAs, P.C. ("Wojeski"), the Company's independent registered accounting firm during 2020, MTI's 2020 annual consolidated financial statements, including management's assessment of the effectiveness of MTI's internal control over financial reporting. MTI's management has represented to the Audit Committee that MTI's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with Wojeski the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, which includes, among other items, matters related to the conduct of the audit of the annual consolidated financial statements. The Audit Committee has also discussed the critical accounting policies used in the preparation of MTI's annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that Wojeski discussed with management, the ramifications of using such alternative treatments, and other written communications between Wojeski and management.

The Audit Committee has received from Wojeski the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Wojeski their independence. The Audit Committee has also concluded that Wojeski's performance of non-audit services is compatible with Wojeski's independence.

The Audit Committee also discussed with Wojeski the overall scope and plans for its audit and has met with Wojeski, with and without management present, to discuss the results of its audit and the overall quality of MTI's financial reporting. The Audit Committee also discussed with Wojeski whether there were any audit problems or difficulties, and management's response.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC. This report is provided by the following directors, who constitute the Committee.

Audit Committee:

Mr. David C. Michaels (Chairman)
Mr. Edward R. Hirshfield
Mr. William P. Phelan
Mr. Alykhan Madhavji

PROPOSAL No. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected UHY LLP as MTI's independent registered public accounting firm for fiscal year 2021, and the Board is asking stockholders to ratify that selection. UHY had previously served as MTI's independent registered public accounting firm from 2012 through 2017, and Wojeski served as MTI's auditor and, as applicable, its independent registered public accounting firm, from 2018 through 2020. On April 28, 2021, the Company delivered to Wojeski written notice of dismissal of Wojeski as the Company's auditor and engaged UHY as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 2021.  The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

Neither of Wojeski & Company's reports on the Company's financial statements for the years ended December 31, 2020 or 2019 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the years ended December 31, 2020 and 2019, and during the subsequent interim period through April 28, 2021, there were (i) no disagreements between us and Wojeski & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Wojeski & Company's satisfaction, would have caused Wojeski & Company to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, for such years and subsequent interim periods through April 28, 2021.

Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise MTI's independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of UHY for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of UHY as MTI's independent registered public accounting firm for the current fiscal year.

If the stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain UHY and may retain that firm or another firm without resubmitting the matter to MTI's stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent public accountants at any time during the year if it determines that such change would be in the best interests of MTI and its stockholders.

A representative from each of Wojeski and UHY is expected to be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from stockholders.

Accounting Fees

The following sets forth the aggregate fees billed to us for professional services rendered by  Wojeski for the years ended December 31, 2020 and 2019(1):

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Audit Fees	$ 77,500	$ 60,000
Audit-Related Fees	9,000	9,000
Tax Fees	10,000	9,000
All Other Fees	-	-
Total	$ 96,500	$ 78,000

(1)   The aggregate amounts included in Audit Fees and Tax Fees are classified by the related fiscal periods for the audit of our annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed or to be billed during those fiscal periods.

Audit Fees

Audit fees for the fiscal years ended December 31, 2020 and 2019, were for professional services rendered for the audits of our consolidated financial statements included in our Annual Report Disclosure Statements as prescribed by the OTC Markets quotation system OTC Pink Current Information tier  (2019) and for our Annual Report on Form 10-K (2020) and review of interim financial information posted to the OTC Markets web site during those years.

Audit-Related Fees

Audit-related fees during the fiscal years ended December 31, 2020 and 2019 were for the annual audit of our pension plan in each of those years.

Tax Fees

Tax fees during the fiscal years ended December 31, 2020 and 2019 were for services related to tax compliance, including the preparation of tax returns and claims for refunds, and tax planning and tax advice, including advice related to proposed transactions.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors' independence, and has concluded that it is.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted the following policies and procedures under which frequently-utilized audit and non-audit services are pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to a single committee member or executive officer.

a)    Annual audit, quarterly review, and annual tax return services will be pre-approved upon review and acceptance of the tax and audit engagement letters submitted by the independent registered public accountants to the Audit Committee.

b)    Additional audit and non-audit services related to the resolution of accounting issues or the adoption of new accounting standards, audits by tax authorities, or reviews of public filings by the SEC must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

c)    Additional audit and non-audit services related to tax savings strategies, tax issues arising during the preparation of tax returns, tax estimates, and tax code interpretations must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

d)    Additional audit and non-audit services related to the tax and accounting treatments of proposed business transactions must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

e)    Quarterly and annually, a detailed analysis of audit and non-audit services will be provided to and reviewed with the Audit Committee.

All of the 2020 services described under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL No. 3

APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS OF THE COMPANY FROM NINE TO 10

We are asking our stockholders approve Articles of Amendment to the Company's Articles of Incorporation (the "Articles") to increase the maximum number of directors constituting the entire Board from nine to 10. A copy of the Articles of Amendment, which has been approved by the Board, is attached hereto and incorporated by reference herein as Appendix A.

Assuming that our stockholders approve the Articles of Amendment, we intend to file the Articles of Amendment with the Nevada Secretary of State's Office as soon as practicable after the Annual Meeting. The Articles of Amendment will become effective upon their acceptance for record by the Nevada Secretary of State.

The Board has also approved, subject to stockholder approval of the Articles of Amendment, an amendment to Section 3.2 of the Company's Bylaws to effect the same change in the Bylaws, that is, to increase the maximum number of directors constituting the entire Board, as set forth in the Bylaws, from nine to 10.  Such amendment to the Bylaws, assuming stockholder approval of the Articles of Amendment, will be effective upon filing and acceptance of the Articles of Amendment with the Nevada Secretary of State's Office.

Description of and Reasons for the Amendment

The purpose of the proposed amendment to the Articles is to permit MTI to add up to two additional directors to the current Board.

The amendment would restate the first sentence of Article 11 of the Articles to read as follows:

The number of directors constituting the entire Board of Directors shall be not less than one nor more than 10 as fixed from time to time by vote of a majority of the entire Board of Directors, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board of Directors shall be one until otherwise fixed by a majority of the entire Board of Directors.

The only change to this sentence to be effected by the Articles of Amendment is to replace the reference to more than "nine" directors to more than "10" directors as the maximum number of directors that could constitute the full Board.

The Board currently consists of eight directors, meaning without the amendment to the Articles we could only add one additional director to the Board (other than to replace directors who might resign, retire, etc.). The Board has identified certain gaps in the blockchain area with respect to the mix of background and experience that it believes should be represented on the Board, especially as we anticipate, cryptocurrency mining becomes an increasing component of the Company's business and operations. The Board also desires to add directors that would diversify the Board as to gender and/or ethnic background. As noted above, absent the proposed amendment to the Articles or the resignation or other departure of a current director, we could add only one additional member to the Board. The Board believes, however, that it needs the flexibility to add two directors to address both of these goals. As a result, the Board believes that it is in the best interests of the Company and its stockholders to increase the maximum size of the Board currently provided for under the Articles, and therefore, that the proposed amendment to the Articles is in the best interests of the Company and its stockholders as well.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

PROPOSAL No. 4

ADVISORY NON-BINDING VOTE ON EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board is seeking advisory (non-binding) stockholder approval on the compensation of our named executive officers as disclosed in the section of this proxy statement titled "Executive Compensation." The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our strategic goals and success. Under our executive compensation program, our named executive officers receive compensation related to the attainment of financial and other performance measures that, the Board believes, promotes the creation of long-term stockholder value and positions the Company for both near-term and long-term growth and success. Please read "Executive Compensation" for additional details about our executive compensation programs, including information about fiscal year 2019 and 2020 compensation of our named executive officers.

The Compensation Committee bases its executive compensation decisions on our compensation objectives, which include the following:

  aligning management's incentives with the interests of our stockholders;

  providing competitive compensation to our named executive officers;

  rewarding named executive officers for past performance and motivating them to excel in the future; and

  rewarding superior performance of both the Company and each individual executive and encouraging actions that promote our near-term and long-term strategic goals.

We believe that our existing compensation programs, which include a mix of fixed and performance-based compensation, and the terms of long-term incentive awards granted to our named executive officers, are all designed to motivate our named executive officers to achieve improved performance, align compensation with performance measures and stockholder interests, and enable us to attract, retain, and motivate talented executive officers, while at the same time creating a close relationship between performance and compensation. The Compensation Committee and the Board believe that the design of the Company's executive compensation program, and hence the compensation awarded to named executive officers under the current program, fulfills this objective.

We are asking our stockholders to indicate their support for our named executive officers' compensation as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of the named executive officers by approving the following resolution:

RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board and may not be construed as overruling a decision by the Board or the Compensation Committee, or create or imply any additional fiduciary duty on the Board or our Directors. It will also not affect any compensation previously paid or awarded to any executive. The Board and the Compensation Committee value the opinions of our stockholders, however, and will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers and will evaluate whether any actions are necessary in this regard.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

PROPOSAL No. 5

ADVISORY VOTE ON FREQUENCY OF VOTES ON EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act requires us to submit a non-binding, advisory resolution to stockholders at least once every six years to determine whether advisory votes on executive officer compensation should be held every one, two, or three years; we last held this vote in 2013, but were not subject to the requirements of the Exchange Act six years later in 2019, which is why we are holding this vote at the Annual Meeting.

The Board recommends that the advisory non-binding vote to approve the compensation of the Company's named executive officers be held every year. This recommendation is based on the fact that named executive officer compensation is evaluated, adjusted, and approved by the Board or Compensation Committee, as applicable, on a yearly basis, and the belief that stockholder input with respect to our executive compensation program should be taken into consideration by the Board and the Compensation Committee when making their annual compensation determinations.

In making your decision on how to vote on this proposal, you can choose from among the following choices: (1) one year; (2) two years; (3) three years; or (4) abstain. You should choose the frequency that reflects your preference as to how often the Company should hold the vote on the executive compensation of its named executive officers. If you have no preference, you should abstain.

Because this vote is advisory, it will not be binding on the Company or the Board and cannot be construed as overruling any decision made by the Company or the Board, or create or imply any additional fiduciary duty on, the Company or the Board. The Board will, however, take into account the outcome of this vote in making future decisions regarding the frequency of submitting to stockholders the non-binding advisory resolution to approve the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE HOLDING OF ADVISORY VOTES ON EXECUTIVE OFFICER COMPENSATION "EVERY YEAR" ON PROPOSAL 5.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval or Ratification of Transactions with Related Persons

We have adopted a written policy requiring that all related person transactions be reported to our executive management and/or the Board and approved or ratified by the Audit Committee. In completing its review of proposed related person transactions, the Audit Committee considers the aggregate value of the transaction, whether the transaction was undertaken in the ordinary course of business, the nature of the relationships involved, and whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party.

We believe the terms of any transactions with related persons are as fair to us as those obtainable from unaffiliated third parties.

The following is a summary of transactions between MTI and certain related persons, as required to be disclosed under applicable SEC rules, that occurred since January 1, 2019, and any ongoing related relationships with related persons:

Legal Services

During the years ended December 31, 2020 and December 31, 2019, the Company incurred $95,000 and $54,000, respectively, to Couch White, LLP for legal services associated with contract review. During 2021 (through May 10, 2021), the Company incurred $55,000 respectively, to Couch White, LLP for various corporate and governance matters.  A partner at Couch White, LLP is an immediate family member of Thomas J. Marusak, one of our directors. We anticipate using Couch White for certain legal services in the future.

Soluna Transactions

On January 8, 2020, the Company formed EcoChain as a wholly-owned subsidiary to pursue a new business line focused on cryptocurrency and the blockchain ecosystem. In connection with this new business line, EcoChain established a facility to mine cryptocurrencies and integrate with the blockchain network. Pursuant to an Operating and Management Agreement dated January 13, 2020, by and between EcoChain and Soluna Technologies, Ltd. ("Soluna"), a Canadian company that develops vertically-integrated, utility-scale computing facilities focused on cryptocurrency mining and cutting-edge blockchain applications, Soluna assisted the Company, and later EcoChain,  in developing, and is now operating, the cryptocurrency mining facility. The Operating and Management Agreement requires, among other things, that Soluna provide developmental and operational services, as directed by EcoChain, with respect to the cryptocurrency mining facility in exchange for EcoChain's payment to Soluna of a one-time management fee of $65,000 and profit-based success payments in the event EcoChain achieves explicit profitability thresholds. Once aggregate earnings before interest, taxes, depreciation and amortization of the mine exceeds the total amount of funding provided by EcoChain to Soluna (whether pursuant to this agreement or otherwise) for the purposes of creating, developing, assembling, and constructing the mine (the "Threshold"), Soluna is entitled to ongoing success payments of 20.0% of the earnings before interest, taxes, depreciation and amortization of the mine. As of the date of this Proxy Statement, no additional payments have been made or are due, as the Threshold has not been achieved. Pursuant to the Operating and Management Agreement, during the developmental phase of the cryptocurrency mining facility, which ended on March 14, 2020, Soluna gathered and analyzed information with respect to EcoChain's cryptocurrency mining efforts and produced budgets, financial models, and technical and operational plans, including a detailed business plan, that it delivered to EcoChain in March 2020 (the "Deliverables"), all of which was designed to assist with the efficient implementation of a cryptocurrency mine. The agreement provided that, following EcoChain's acceptance of the Deliverables, which occurred on March 23, 2020, Soluna, on behalf of EcoChain, would commence operations of the cryptocurrency mine in a manner that would allow EcoChain to mine and sell cryptocurrency. In that regard, on May 21, 2020, EcoChain acquired the intellectual property of GigaWatt, Inc. ("GigaWatt") and certain other property and rights of GigaWatt associated with GigaWatt's operation of a crypto-mining operation located in Washington State. The acquired assets formed the cornerstone of EcoChain's current cryptocurrency mining operation. EcoChain sells for U.S. dollars all cryptocurrency it mines and is not in the business of accumulating cryptocurrency on its balance sheet for speculative gains. On October 22, 2020, EcoChain loaned Soluna $112,000 to acquire additional assets from the bankruptcy trustee for GigaWatt's assets.  On the same day, Soluna transferred title of the assets to EcoChain, which under the terms thereof paid off the note.

On November 19, 2020, EcoChain and Soluna entered into a second Operating and Management Agreement related to a potential location for a cryptocurrency mine in the Southeast United States. In accordance with the terms of the agreement, EcoChain paid Soluna $150,000 in 2020 and $175,000 to date during 2021.

On December 1, 2020, EcoChain and Soluna entered into a third Operating and Management Agreement with respect to a potential location for a cryptocurrency mine in the Southwestern United States, pursuant to which EcoChain paid Soluna $38,000 during 2020; this target location did not meet the business requirements to continue pursuing the potential acquisition, and as a result EcoChain will not make any further payments to Soluna under this agreement.

Each Operating and Management Agreement requires that Soluna provide project sourcing services to EcoChain, including acquisition negotiations and establishing an operating model, investments/financing timeline, and project development path.

Simultaneously with entering into the initial Operating and Management Agreement with Soluna, the Company, pursuant to a purchase agreement it entered into with Soluna, made a strategic investment in Soluna by purchasing 158,730 Class A Preferred Shares of Soluna for an aggregate purchase price of $500,000 on January 13, 2020. After acceptance of the Deliverables, as required by the terms of the purchase agreement, on March 23, 2020, the Company purchased an additional 79,365 Class A Preferred Shares of Soluna for an aggregate purchase price of $250,000. The Company also has the right, but not the obligation, to purchase additional equity securities of Soluna and its subsidiaries (including additional Class A Preferred Shares of Soluna) if Soluna secures certain levels or types of project financing with respect to its own wind power generation facilities. The Company has additionally entered into a Side Letter Agreement, dated January 13, 2020, with Soluna Technologies Investment I, LLC, a Delaware limited liability company that owns, on a fully diluted basis, 61.5% of Soluna and is controlled by a Brookstone Partners-affiliated director of the Company. The Side Letter Agreement provides for the transfer to the Company, without the payment of any consideration by the Company, of additional Class A Preferred Shares of Soluna in the event Soluna issues additional equity below agreed-upon valuation thresholds.

Several of Soluna's equity holders are affiliated with Brookstone Partners, the investment firm that holds an equity interest in the Company through Brookstone XXIV. The Company's two Brookstone-affiliated directors also serve as directors and, in one case, as an officer, of Soluna and also have ownership interest in Soluna. In light of these relationships, the various transactions by and between the Company and EcoChain, on the one hand, and Soluna, on the other hand, were negotiated on behalf of the Company and EcoChain via an independent investment committee of Board and separate legal representation. The transactions were subsequently unanimously approved by both the independent investment committee and the full Board.

Three of our directors have various affiliations with Soluna.

Michael Toporek, our Chief Executive Officer and a director, owns (i) 90% of the equity of Soluna Technologies Investment I, LLC, which owns 58.8% of Soluna and (ii) 100% of the equity of MJT Park Investors, Inc., which owns 3.1% of Soluna, in each case on a fully-diluted basis. Mr. Toporek does not own directly, or indirectly, any equity interest in Tera Joule, LLC, which owns 8.4% of Soluna; however, as a result of his 100% ownership of Brookstone IAC, Inc., which is the manager of Tera Joule, LLC, he has dispositive power over the equity interests that Tera Joule owns in Soluna.

In addition, one of our directors, Matthew E. Lipman, serves as a director and as acting Secretary and Treasurer of Soluna. Mr. Lipman does not directly own any equity interest in Tera Joule, LLC, which owns 8.4% of Soluna; however, as a result of his position as a director and officer of Brookstone IAC, Inc., which is the manager of Tera Joule, LLC, he has dispositive power over the equity interests that Tera Joule owns in Soluna.

Finally, our director William P. Phelan serves as an observer on Soluna's board of directors on behalf of the Company.

As a result of the relationships and transactions set forth above, the approximate dollar value of the amount of Mr. Toporek's and Mr. Lipman's interest in the Company's transactions with Soluna during the year ended December 31, 2020, was $631,000 and $0, respectively. During 2021, through May 10, 2021, the approximate dollar value of the amount of Mr. Toporek's and Mr. Lipman's interest in the Company's transactions with Soluna was $98,035 and $0, respectively.

The Company's investment in Soluna is carried at the cost of investment and is $750,000 as of May 10, 2021. The Company owns approximately 1.81% of Soluna's common stock, calculated on a fully-diluted basis, as of May 10, 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires our directors, our executive officers, and persons who beneficially own of more than 10% of the Common Stock to file with the SEC initial reports of ownership of the Common Stock and other equity securities on a Form 3 and report of changes in such ownership on a Form 4 or Form 5. Officers, directors, and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of all Forms 3, 4, and 5 and amendments thereto furnished to us during the most recent fiscal year and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to our most recent fiscal year except as follows: one Form 4 was filed late by Ms. Thomas with respect to one transaction - her receipt of a grant of restricted stock awards, and Mr. Madhavji filed a late Form 3.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to communicate with the Board, or a particular director, may send a letter to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

CODE OF CONDUCT AND ETHICS

We have adopted a Code of Conduct and Ethics for employees, officers and directors. A copy of the Code of Conduct and Ethics is available on our website at https://www.mechtech.com/governance-documents/.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Jessica L. Thomas, age 47, joined MTI as our Chief Financial Officer in July 2020. Ms. Thomas supervises the Company's financial reporting, treasury, human resources, and risk management. Prior to her employment with the Company, Ms. Thomas served as Director of Optimization for Pregis, LLC, a provider of protective packaging materials, from 2014 through July 2020, where she was responsible for operations, system, and financial optimization. From 2009 through 2014, Ms. Thomas worked at Plasan NA as Manager of Budget & Control and Financial Planning & Analysis and was also responsible for compliance with government contracting, including monitoring compliance with Defense Contract Audit Agency  and Federal Acquisition Regulations. From 2007 to 2009, Ms. Thomas was a Senior Staff Auditor at Cruden & Company, CPA's PLLC. Ms. Thomas has also held positions in the banking industry as an officer at Key Bank and a Bank Branch Manager at M&T Bank. Ms. Thomas received a bachelor's degree in Business Administration and Accounting from Siena College and an M.B.A. in Finance & International Finance from Northeastern University. Ms. Thomas obtained her Certified Public Accountant license in May 2009, has been a member of the American Institute of Certified Public Accountants (AICPA) since 2005, and holds the Chartered Global Management Accountant (CGMA) designation.

Moshe Binyamin, age 51, joined MTI Instruments in September 2019 and served as the Director of Market Management and Strategic Growth until January 2020, when he was appointed Chief Operating Officer responsible for all operational aspects of the Company. In May 2020, he was appointed as President of MTI Instruments. Prior to joining MTI Instruments, Mr. Binyamin served in several roles with Datto Inc. (formerly Autotask Corp.), a cybersecurity and data backup company. During his 12-year tenure there, his positions included Director of Market Management from 2017 to 2019, in which he was responsible for the achievement of strategic objectives for Autotask Workplace (File Sync and Share) and Autotask Endpoint Backup products, and Director of Strategic Programs from 2014 to 2017, in which he was responsible for the co-ordination and management of all company-wide strategic projects as part of Autotask's accelerated growth initiatives as set forth by Autotask's executive team and Vista Equity Partners' Autotask board. Prior to joining Datto, Mr. Binyamin was the Global Product Manager for Pitney Bowes (Formerly MapInfo). Mr. Binyamin is a graduate of Vista Equity Partner's exclusive HPLP (High Potential Leadership Program) with focus on business administration, management, and operations. He holds a Computer Analyst in Applied Science degree, obtained in 1991, from Israeli Defense Forces.

Our executive officers are elected or appointed by the Board and hold their respective offices until their respective successors are elected and qualified or until their earlier resignation or removal.

EXECUTIVE COMPENSATION

Compensation Philosophy

The primary objectives of our compensation policies are to attract, retain, motivate, develop, and reward our management team for executing our strategic business plan, thereby enhancing stockholder value, while recognizing and rewarding individual and Company performance. These compensation policies include: (i) an overall management compensation program that is competitive with companies of similar size or within our industries and (ii) long-term incentive compensation in the form of stock-based compensation that is aimed towards encouraging management to continue to focus on stockholder returns. Our executive compensation program ties a substantial portion of our executives' overall compensation to key strategic, financial, and operational goals, including: establishing and maintaining customer relationships; signing original equipment manufacturer agreements; meeting revenue targets and profit and expense targets; introducing new products; progressing products towards manufacturing; and improving operational efficiency.

We believe that potential equity ownership in the Company is important to provide executive officers with incentives to build value for our stockholders. We believe that equity awards provide executives with a strong link to our short-term and long-term performance while creating an ownership culture to maintain the alignment of interests between our executives and our stockholders. When implemented responsibly, we also believe these equity incentives can function as a powerful executive retention tool.

The Compensation Committee of the Board, consisting entirely of independent directors, administers our compensation plans and policies, including the establishment of policies that govern base salary as well as short-term and long-term incentives for our executive management team.

Summary of Cash and Other Compensation

The following table sets forth the total compensation awarded to, earned by, or paid to, for services rendered in all capacities to the Company during the fiscal years ended December 31, 2020 and December 31, 2019, our "named executive officers," as defined in SEC rules.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation (3)	Total
Frederick W. Jones (1)	2020	$145,141	-	$34,992	$180,133
Chief Executive, Chief Financial Officer and Secretary	2019	192,995	$25,000	7,720	225,715
Michael Toporek (4) Chief Executive Officer	2020	20,192	-	-	20,192
Jessica L. Thomas (5) Chief Financial Officer	2020	73,326	-	-	73,326

(1)	Mr. Jones resigned from the Company effective September 11, 2020.

(2)	The amounts shown in this column represent accruals made pursuant to the successful completion of certain performance objectives pursuant to Mr. Jones' employment agreement.

(3)

"All Other Compensation" for Mr. Jones consisted of $6,588 of matching contributions to our 401(k) plan and a $28,404 payment for accrued but unused vacation time in 2020 and solely matching 401(k) contributions in 2019.

(4)	Mr. Toporek became Chief Executive Officer of the Company effective October 28, 2020.

(5)	Mrs. Thomas became Chief Financial Officer of the Company effective July 1, 2020.

Base Salary and Cash Incentives of our Chief Executive Officer and Chief Financial Officer

On May 5, 2017, the Company entered into an employment agreement with Mr. Jones to serve as its Chief Executive Officer and Chief Financial Officer. The agreement provided for an initial term ending December 31, 2018, and, unless either party provided written notice that the agreement would not be renewed, was renewed for an additional year on December 31, 2018 and each subsequent December 31; such non-renewal could be for any or for no stated reason. Mr. Jones resigned from the Company and provided notice of non-renewal on August 24, 2020.

The agreement provided that Mr. Jones would receive an annual base salary of $182,310 or such higher figure as may be agreed upon from time to time by the Board. Mr. Jones was also eligible to receive an annual bonus in accordance with our executive bonus program, which is established annually by the Board at its sole discretion, and also could have received, at our sole discretion, an additional, discretionary bonus in connection with his annual evaluation by the Board. Mr. Jones was also eligible to receive options to purchase Common Stock or other equity awards under our equity incentive plans in such amounts as determined by the Board, and was entitled to such employee benefits, if any, as are generally provided to our full-time employees.

In January 2019, the Compensation Committee increased Mr. Jones' annual base salary to $193,125. The Compensation Committee approved a $25,000 payment for Mr. Jones for his additional responsibilities and duties relative to the Company's initiative to establish EcoChain and associated investment in the field of vertically integrated energy production and cryptocurrency mining. As such, we accrued for Mr. Jones, as of December 31, 2019, a $25,000 payment. This accrual was paid in full during January 2020.

In January 2020, the Compensation Committee increased Mr. Jones' annual base salary to $198,919.

Mr. Jones resigned as the Company's Chief Executive Officer and Chief Financial Officer effective September 11, 2020. Upon his resignation, all options to purchase Common Stock held by Mr. Jones were exercisable within 90 days and were exercised by him within that timeframe. Due to the voluntary nature of his resignation, Mr. Jones did not receive any termination or other payments in connection with his resignation.

In addition to base salary compensation, we consider short-term cash incentives to be an important tool in motivating and rewarding near-term performance against established short-term goals. We do not utilize a specific formula, but executive management is eligible for cash awards contingent upon achievement of individual, financial, or Company-wide performance criteria. The criteria are established to ensure that a reasonable portion of an executive's total annual compensation is performance-based.

We believe that the higher an executive's level of responsibility, the greater the portion of that executive's total earnings potential should be tied to the achievement of critical technological, operational, and financial goals. We believe that this strategy places the desired proportionate level of risk and reward on performance by the executive officers.

While performance targets are established at levels that are intended to be achievable, we believe that we have structured these incentives so that maximum bonus payouts would require a substantial level of both individual and Company performance.

Long-Term Equity Incentive Compensation

Equity awards typically take the form of stock options, restricted stock grants, or restricted stock units under our equity compensation plans. Authority to make equity awards to executive officers rests with the Compensation Committee. In determining the size of awards for new or current executives, the Compensation Committee consider the competitive market, strategic plan performance, contribution to future initiatives, benchmarking of comparative equity ownership for executives in comparable positions at similar companies, individual option history, and recommendations of our Chief Executive Officer and Chairman.

   We generally base our criteria for performance-based equity awards on one or more of the following long-term measurements:

  procurement and maintenance of original equipment manufacturer alliance/strategic agreements;

  manufacturing readiness;

  financing targets;

  gross revenue and profit goals;

  operating expense improvements; and

  product launches, new product introductions, or improvements to existing products or product-intent prototypes.

These performance measurements support various initiatives identified by the Board as critical to our future success, and are either expressed as absolute in terms of success or failure or will be measured in more qualitative terms.

The timing of all equity awards for our named executive officers have coincided with either employment anniversary dates or our annual meeting dates, or such equity awards are granted at the next scheduled meeting of the Compensation Committee following the completion or assignment of the applicable objectives. We do not time equity grants to our executives in coordination with the release of material non-public information, nor do we impose any equity ownership guidelines on our executives.

Outstanding Equity Awards at Fiscal Year End

The following table provides information as to equity awards granted by the Company and held by Michael Toporek and Jessica Thomas and outstanding as of December 31, 2020. Frederick Jones held no outstanding equity awards of the Company at December 31, 2020.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)
Michael Toporek	12/12/2018	3,750 (1)	3,750	0.90	12/12/2028	-	-

Jessica L. Thomas	07/01/2020	-	25,000	0.70	07/01/2030	7,500	$27,225

(1)	One-half of the unvested options will vest on 12/12/2021 and the remaining will vest on 12/12/2022.

Director Compensation for Fiscal Year 2020

Directors who are also our employees, in particular Mr. Toporek, are not compensated for serving on the Board.

On January 14, 2020, the Board's Compensation Committee authorized non-employee directors to continue to receive cash compensation of $10,000 per year, with additional consideration for the lead independent director of $5,000 per year. The Committee also authorized special one-time restricted stock awards to the CEO and members of the Company's Investment Committee, as shown in the table below. The restricted stock awards vest in two equal annual installments beginning on January 14, 2021. Future director compensation will be determined by the Compensation Committee.

Name	Fees Earned or Paid in Cash	Total	Stock Award ($)
Edward R. Hirshfield (1)	$10,000	$10,000	-
Matthew E. Lipman (2)	$10,000	$10,000	-
Thomas J. Marusak (3)	$10,000	$10,000	$15,310
David C. Michaels (4)	$15,000	$15,000	$15,310
William P. Phelan (5)	$10,000	$10,000	$34,650

(1) As of December 31, 2020, Mr. Hirshfield had 7,500 options outstanding, 3,750 of which were exercisable.

(2) As of December 31, 2020, Mr. Lipman had 7,500 options outstanding, 3,750 of which were exercisable.

(3) As of December 31, 2020, Mr. Marusak had 44,500 options outstanding, 38,250 of which were exercisable.

(4) As of December 31, 2020, Mr. Michaels had 43,000 options outstanding, 35,500 of which were exercisable.

(5) As of December 31, 2020, Mr. Phelan had 83,500 options outstanding, 77,250 of which were exercisable.

Summary of the Company's Equity Incentive Plans

General Plan Information

As of December 31, 2020, the Company had two equity compensation plans pursuant to which equity awards could be granted or under which equity awards were outstanding - the Amended and Restated 2012 Plan (the "2012 Plan") and the 2014 Equity Incentive Plan (the "2014 Plan").

Additionally, the Company's stockholders approved the Company's 2021 Stock Incentive Plan at a special meeting of stockholders on March 25, 2021 (the "2021 Plan" and, together with the 2012 Plan and the 2014 Plan, the "Plans"). The 2021 Plan was adopted by the Board on February 12, 2021 and approved by our stockholders on March 25, 2021.

2012 Plan

The 2012 Plan, was adopted by the Board on April 14, 2012 and approved by our stockholders on June 14, 2012. The 2012 Plan was amended and restated by the Board effective October 20, 2016 to (i) permit the award agreement or another agreement entered into between the Company and the award grantee to vary the method of exercise of options issued under the 2012 Plan and (ii) permit another agreement entered into between the Company and the award grantee, in addition to the award agreement, to vary the provisions governing expiration of options or other awards under the 2012 Plan following termination of the award recipient's service with the Company. The 2012 Plan provides that an aggregate of 600,000 shares of Common Stock may be awarded or issued pursuant to the 2012 Plan. The number of shares of Common Stock that may be awarded under the 2012 Plan and awards outstanding may be subject to adjustment on account of any recapitalization, reclassification, stock split, reverse stock split, and other dilutive changes in the Common Stock. Under the 2012 Plan, the Board is authorized to issue stock options (incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards to employees, officers, directors, consultants, and advisors of the Company and its subsidiaries. Incentive stock options may only be granted to employees of the Company and its subsidiaries. As of December 31, 2020, options to purchase 240,680 shares of Common Stock were outstanding under the 2012 Plan, of which 118,500 were exercisable, with 1,750 shares reserved for future grants of equity awards under the 2012 Plan.

2014 Plan

The 2014 Plan was adopted by the Board on March 12, 2014 and approved by our stockholders on June 11, 2014. The 2014 Plan provides an aggregate number of 500,000 shares of Common Stock that may be awarded or issued under the 2014 Plan. The number of shares that may be awarded under the 2014 Plan and awards outstanding may be subject to adjustment on account of any stock dividend, spin-off, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares, or the like. Under the 2014 Plan, the Board-appointed administrator of the 2014 Plan is authorized to issue stock options (incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units, phantom stock, performance awards, and other stock-based awards to employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company or any affiliate of the Company. Incentive stock options may only be granted to employees of the Company and its subsidiaries. As of December 31, 2020, options to purchase 239,000 shares of Common Stock were outstanding under the 2014 Plan, of which 157,500 were exercisable, with 9,375 shares reserved for future grants of equity awards under the 2014 Plan.

2021 Plan

The 2021 Plan was adopted by the Board on February 12, 2021, and approved by the stockholders on March 25, 2021. The 2021 Plan authorizes the Company to issue such shares of Common Stock upon the exercise of stock options, the grant of restricted stock awards, and the conversion of restricted stock units (collectively, the "Awards"). The Compensation Committee has full authority, subject to the terms of the 2021 Plan, to interpret the 2021 Plan and establish rules and regulations for the proper administration of the 2021 Plan. Subject to certain adjustments as provided in the 2021 Plan, the maximum aggregate number of shares of Common Stock that may be issued under the 2021 Plan (i) pursuant to the exercise of stock options, (ii) as restricted stock, and (iii) as available pursuant to restricted stock units shall be limited to (A) during the Company's fiscal year ending December 31, 2021, 1,460,191 shares of Common Stock, and (B) beginning with the Company's fiscal year ending December 31, 2022), 15% of the number of shares of Common Stock outstanding. Subject to certain adjustments as provided in the 2021 Plan, (i) shares of Common Stock subject to the 2021 Plan shall include shares of Common Stock forfeited in a prior year and (ii) the number of shares of Common Stock that may be issued under the 2021 Plan may never be less than the number of shares of Common Stock that are then outstanding under Award grants.

Securities Authorized for Issuance Under Equity Compensation Plans

 The following table presents certain information as of December 31, 2020, with respect to compensation plans under which equity securities of MTI are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	398,750	$0.87	11,125

(1)

The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc.

Prerequisites and Other Benefits

Our executive officers are eligible to participate in similar benefit plans available to all our other employees including medical, dental, vision, group life, disability, accidental death and dismemberment, paid time off, and 401(k) plan benefits.

We also maintain a standard directors and officers liability insurance policy with coverage similar to the coverage typically provided by other small publicly-held technology companies.

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding shares of Common Stock beneficially owned as of April 14, 2021, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (2)	Number (2)	Percent of Class(1)
Executive Officers
Jessica L. Thomas	7,500	*
Moshe Binyamin (3)	15,671	*
Michael Toporek (4)(10)	3,761,250	38.0%

Non-Employee Directors
Edward R. Hirshfield (5)	11,250	*
Matthew E. Lipman (6)(10)	3,761,350	38.0%
Thomas J. Marusak (7)	218,275	2.2%
David C. Michaels (8)	140,977	1.4%
William P. Phelan	244,750	2.5%
William Hazelip	-	-
Alykhan Madhavji	-	-

All current directors and executive officer as a group (10 persons)	4,411,023	44.1%

Persons or Groups Holding More than 5% of the Common Stock
Brookstone Partners Acquisition XXIV, LLC (9) 232 Madison Avenue, Suite 600 New York, NY 10016	3,750,000	37.9%

(1)          Based on 9,889,762 shares of Common Stock outstanding on April 14, 2021 and, with respect to each individual holder, rights to acquire shares of Common Stock exercisable within 60 days of April 14, 2021.

(2)          Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)          Includes 3,750 shares of Common Stock issuable to Mr. Binyamin upon exercise of stock options exercisable within 60 days of April 14, 2021.

(4)          Includes 3,750 shares of Common Stock issuable to Mr. Toporek upon exercise of stock options exercisable within 60 days of April 14, 2021.  Also includes 3,750,000 shares of Common Stock owned by Mr. Toporek indirectly pursuant to his position with Brookstone  XXIV and/or its affiliates.

(5)          Includes 3,750 shares of Common Stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of April 14, 2021.

(6)          Includes 3,750 shares of Common Stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of April 14, 2021.  Also includes 3,750,000 shares of Common Stock owned by Mr. Lipman indirectly pursuant to his position with Brookstone Partners XXIV and/or its affiliates.

(7)          Includes 38,250 shares of Common Stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of April 14, 2021.

(8)          Includes 35,500 shares of Common Stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of April 14, 2021.

(9)          Representatives of Brookstone XXIV have provided us the following information: As the Manager of Brookstone XXIV, Brookstone Partners I.A.C. may be deemed to beneficially own the shares of Common Stock owned directly by Brookstone XXIV. Michael Toporek is President of Brookstone Partners I.A.C. and Matthew Lipman is Secretary of Brookstone Partners I.A.C. and share voting and dispositive power over the shares of Common Stock owned by Brookstone XXIV. As a result of the foregoing, in computing the beneficial ownership of all executive officers and directors, as a group, the 3,750,000 shares of Common Stock owned indirectly by each of Mr. Toporek and Mr. Lipman, as a result of their interests in Brookstone XXIV and/or its affiliates, is only counted once.  The address of each of Brookstone XXIV, Brookstone Partners I.A.C., Michael Toporek, and Matthew Lipman is 232 Madison Avenue, Suite 600, New York, New York 10016.

HEDGING POLICY

The Company's insider trading policy prohibits hedging transactions by all of our directors, officers, and employees, whether obtained through our employee benefit plans or otherwise. The hedging prohibition in the policy is excerpted below:

Hedging Transactions.  Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds.  Such transactions may permit a director, officer, or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as the Company's other stockholders.  Therefore, directors, officers, and employees are prohibited from engaging in any such transactions.

STOCKHOLDER PROPOSALS

We did not receive any stockholder proposals for inclusion in this Proxy Statement.

In order to be included in the proxy materials for the Company's annual meeting of stockholders to be held in 2022, stockholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company's proxy statement) must be received by us at our offices, 325 Washington Avenue Extension, Albany, New York 12205 on or before January 18, 2022, We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Secretary.

     With respect to stockholder proposals to be submitted outside the Rule 14a-8 process for consideration at the 2022 annual meeting of stockholders, if the Company does not receive notice of any such proposal to be presented at the 2022 annual meeting of stockholders on or before April 3, 2022, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

OTHER MATTERS

We do not know of any matters that will be brought before the Annual Meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting for which we did not receive notice by March 15, 2021, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

By Order of the Board of Directors,
/s/ Jessica L. Thomas
Jessica L. Thomas
Chief Financial Officer and Secretary

Albany, New York
May 18, 2021

Appendix A
Articles of Amendment

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State:
MECHANICAL TECHNOLOGY, INCORPORATED

	Entity or Nevada Business Identification Number (NVID):	NV20212050777

2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)

☑  Certificate to Accompany Restated Articles or Amended and Restated Articles

☐  Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by

resolution of the board of directors adopted on:   ____________________________

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☑  Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)

☐  Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before
      Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

                              (Check only one box)        ☐   incorporators       ☐   board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑  Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and
        78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:_____________

☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐  The entity name has been amended.                    ☐  Dissolution
☐  The purpose of the entity has been amended.      ☐  Merger
☐  The authorized shares have been amended.         ☐  Conversion
☐  Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.	Page 1 of 2
Revised: 1/1/2019

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date _____________________ Time: ____________________
(must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

☐  The entity name has been amended.

☐  The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐  The purpose of the entity has been amended.

☐  The authorized shares have been amended.

☐  The directors, managers or general partners have been amended.

☐  IRS tax language has been added.

☐  Articles have been added.

☐  Articles have been deleted.

☑  Other.

        The articles have been amended as follows: (provide article numbers, if available)

Please see attached page.
(attach additional page(s) if necessary)
6. Signature:
(Required)	X_____________________________________ _______________________
Signature of Officer or Authorized Signer Title
X_____________________________________ _______________________

    Signature of Officer or Authorized Signer                                             Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The fixed maximum number of directors constituting the entire Board of Directors has been changed from nine to 10.

This form must be accompanied by appropriate fees.	Page 2 of 2
Revised: 1/1/2019

11.  MANAGEMENT:

The number of directors constituting the entire Board of Directors shall be not less than one nor more than ten as fixed from time to time by vote of a majority of the entire Board of Directors, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year.  Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.  Subject to the foregoing, at each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the bylaws of the Corporation), any director or the entire Board of Directors of the corporation may be removed at any time, but only for cause or after the affirmative vote of 75% or more of the outstanding shares of stock entitled to vote for the election of directors at a meeting called for that purpose or after the affirmative vote of 75% of the entire Board of Directors.

12.  LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by NRS § 78.300.

13.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 1. The Corporation shall indemnify, to the fullest extent permitted by the Nevada Revised Statutes, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the Corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action if the person:

(a) Is not liable pursuant to NRS § 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS § 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

Section 2.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action if the person:

(a)  Is not liable pursuant to NRS § 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.  To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article XI, or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense.

14.  TRANSACTIONS WITH STOCKHOLDERS

Section 1.  Combinations with Interested Stockholders. The Corporation elects not to be governed by the provisions of NRS § 78.411 through NRS § 78.444, inclusive, of the Nevada Revised Statutes.

15.  AMENDMENT OF ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation or its bylaws in the manner now or thereafter prescribed by statute or by these Articles of Incorporation or by the Corporation's bylaws, and all rights conferred upon the stockholders are granted subject to this reservation.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MTKY2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D51690-P57082	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MECHANICAL TECHNOLOGY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Edward R. Hirshfield nominee for three-year term
02) William P. Phelan nominee for three-year term

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. Approval of a non-binding advisory proposal on the frequency of the stockholder vote on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K), and Form of Proxy Card are available at www.proxyvote.com.

D51691-P57082

MECHANICAL TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2021

The stockholder(s) hereby appoint(s) Mr. Michael Toporek, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Mechanical Technology, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Wednesday June 9, 2021, virtually at www.virtualshareholdermeeting.com/MTKY2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND 4 AND 1 YEAR ON PROPOSAL 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE